Capital Management (Tables)	12 Months Ended
Dec. 31, 2022
Capital Management [Abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2021 and 2022 were as follows:

	As of December 31,
	2021	2022
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$186,580,294	$201,834,635
Less: Cash and cash equivalents	(132,622,131)	(173,818,777)

Net debt	53,958,163	28,015,858
Total equity	264,375,047	322,810,948

Total capital	$318,333,210	350,826,806

Debt to capital ratios	16.95%	7.99%